UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 22, 2014

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of Platinum Underwriters Holdings, Ltd. (the “Company”) held on April 22, 2014 (the “2014 AGM”), the Company’s shareholders (1) elected eight directors to the Company’s Board of Directors to serve until the 2015 Annual General Meeting of Shareholders of the Company; (2) voted to approve the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2014 AGM under the heading “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion; and (3) approved the nomination of KPMG Audit Limited as the Company’s independent registered public accounting firm for the 2014 fiscal year. Set forth below are the voting results for these proposals:

1. To elect the following nominees to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Dan R. Carmichael	24,672,130	260,319	934,211
A. John Hass	24,392,331	540,118	934,211
Antony P. D. Lancaster	24,708,439	224,010	934,211
Edmund R. Megna	24,382,687	549,762	934,211
Michael D. Price	24,717,390	215,059	934,211
Linda E. Ransom	21,815,142	3,117,307	934,211
James P. Slattery	24,717,390	215,059	934,211
Christopher J. Steffen	24,370,340	562,109	934,211

2. To approve the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2014 AGM under the heading “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
16,198,015	8,681,249	53,185	934,211

3. To approve the nomination of KPMG Audit Limited as the Company’s independent registered public accounting firm for the 2014 fiscal year.

For	Against	Abstain	Broker Non-Votes
25,810,481	3,306	52,873	0

Item 8.01 Other Events.

On April 22, 2014, the Company announced that it had increased the authorized amount under its existing share repurchase program to a total of up to $250.0 million of its common shares. Repurchases under the program may be made in open market or privately negotiated transactions or otherwise, from time to time, depending on market conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

April 24, 2014	By:	/s/ Allan C. Decleir

Name: Allan C. Decleir
Title: Executive Vice President and Chief Financial Officer